                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                                   CPI CORP.
            PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 7, 1996

   THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, NOVEMBER 4, 1996, UNLESS THE OFFER IS EXTENDED.

                    TO: BOATMEN'S TRUST COMPANY, DEPOSITARY

             By Mail:                       Facsimile Transmission:                   By Hand:
c/o IBJ Schroder Bank & Trust Company     (for Eligible Institutions     c/o IBJ Schroder Bank & Trust Company
           P.O. Box 84                              Only)                          One State Street
       Bowling Green Station                                                   New York, New York 10004
   New York, New York 10274-0084                                          Attn: Securities Processing Window
                                                                                 Subcellar One, (SC-1)

                                (212) 858-2611

                             CONFIRM BY TELEPHONE:

                                (212) 858-2103

                             By Overnight Courier:
                     c/o IBJ Schroder Bank & Trust Company
                               One State Street
                           New York, New York 10004
                      Attn: Securities Processing Window
                             Subcellar One, (SC-1)

                                ---------------

  Delivery of this instrument and all other documents to an address or transmission of instructions to a facsimile number other than as set forth above does not constitute a valid delivery.

          PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.

  This Letter of Transmittal is to be used only if (a) certificates for Shares (as defined below) are to be forwarded herewith or (b) a tender of Shares is being made concurrently by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company (hereinafter, collectively referred to as the "Book-Entry Transfer Facilities") pursuant to
Section 3 of the Offer to Purchase. See Instruction 2.

                        DESCRIPTION OF SHARES TENDERED
                          (SEE INSTRUCTIONS 3 AND 4)
-------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (PLEASE USE PRE-ADDRESSED LABEL OR FILL IN                     TENDERED CERTIFICATES
EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))      (ATTACH SIGNED ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------
                                                    CERTIFICATE        NUMBER OF     NUMBER OF SHARES
                                                    NUMBER(S)*          SHARES          TENDERED**
                                       --------------------------------------------------------------
                                       --------------------------------------------------------------
                                       --------------------------------------------------------------
                                       --------------------------------------------------------------
                                       --------------------------------------------------------------
                                       --------------------------------------------------------------
                                                   TOTAL SHARES
                                                     TENDERED

-------------------------------------------------------------------------------
 Indicate in this box the order (by certificate number) in which Shares are to be purchased in event of proration. (Attach additional list if necessary.)*** See Instruction 10.
 1st            2nd            3rd            4th            5th
-------------------------------------------------------------------------------
   * DOES NOT need to be completed if Shares are tendered by book-entry transfer.
  ** If you desire to tender fewer than all Shares evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
 *** If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.

                    NOTE: SIGNATURE MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

  Stockholders who desire to tender Shares pursuant to the Offer (as defined below) and who cannot deliver their certificates for their Shares (or who are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal to the Depositary at or before the Expiration Date (as defined in the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

 [_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: ___________________________________________

   Check Box of Applicable Book-Entry Transfer Facility:

     [_] The Depository Trust Company
                               [_] Midwest Securities Trust Company
                                                         [_] Philadelphia
                                                         Depository Trust
                                                           Company

 Account Number______________________________________________________________

 Transaction Code Number_____________________________________________________

 [_]CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owner(s): __________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ______________________

   Name of Institution that Guaranteed Delivery: ____________________________

   Check Box of Applicable Book-Entry Transfer Facility and Give Account Number if Delivered by Book-Entry Transfer.

     [_] The Depository Trust Company
                               [_] Midwest Securities Trust Company
                                                         [_] Philadelphia
                                                         Depository Trust
                                                           Company

 Account Number______________________________________________________________


                                   ODD LOTS
                              (SEE INSTRUCTION 8)

   To be completed ONLY if the Shares are being tendered by or on behalf of a person owning beneficially or of record, as of the close of business on October 4, 1996 and who continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

 [_]was the beneficial or record owner of, as of the close of business on October 4, 1996, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered; or

 [_]is a broker dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial or record owner of, as of the close of business on October 4, 1996, and continues to own beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

 In addition, the undersigned is tendering Shares either (check one box):

 [_]at the Purchase Price (defined below), as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below); or

 [_]at the price per Share indicated below under "Price (In Dollars) Per
    Share At Which Shares Are Being Tendered" in this Letter of Transmittal.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

TO BOATMEN'S TRUST COMPANY:

  The undersigned hereby tenders to CPI Corp., a Delaware corporation (the "Company"), the above described shares of the Company's common stock, $.40 par value per share (the "Shares") (including the associated Preferred Stock Purchase Rights (the "Rights") issued pursuant to the Rights Agreement, dated as of May 1, 1989, between the Company and the Rights Agent named therein, as amended), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated October 7, 1996 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

  Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and orders the registration of all such Shares if tendered by book-entry transfer and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

    (a) deliver certificate(s) for such Shares or transfer ownership of such Shares on the account books maintained by any of the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company upon receipt by the Depositary, as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares;

    (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

    (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants to the Company that:

    (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that:

      (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and

      (ii) such tender of Shares complies with Rule 14e-4;

    (b) when and to the extent the Company accepts such Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

    (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

    (d) the undersigned has read and agrees to all of the terms of the Offer.

  All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The name(s) and address(es) of the registered holder(s) should be printed above, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which such Shares are being tendered should be indicated in the box below.

  The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Share price (not in excess of $22.00 nor less than $19.00 per Share) net to the seller in cash (the "Purchase Price") that it will pay for Shares properly tendered and not withdrawn prior to the Expiration Date pursuant to the Offer, taking into account the number of Shares so tendered and the prices (in multiples of $.125) specified by tendering stockholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to buy 2,250,000 Shares (or such lesser number of Shares as are properly tendered at prices not in excess of $22.00 nor less than

$19.00 per share) pursuant to the Offer. The undersigned understands that all Shares properly tendered prior to the Expiration Date at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares not purchased pursuant to the Offer, including Shares tendered at prices greater than the Purchase Price and not withdrawn prior to the Expiration Date and Shares not purchased because of proration.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In any such event, the undersigned understands that certificate(s) for any Shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of its registered holder, or to order the registration or transfer of Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by, such certificate or tendered by such book-entry transfer.

  The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

  The check for the aggregate net Purchase Price for such of the Shares tendered hereby as are purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)
-------------------------------------------------------------------------------
                              CHECK ONLY ONE BOX.
           IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED,
                      THERE IS NO PROPER TENDER OF SHARES

   (Stockholders who desire to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered.)
-------------------------------------------------------------------------------

  [_] $19.000     [_] $19.675       [_] $20.250       [_] $20.875       [_] $21.500
  [_] $19.125     [_] $19.750       [_] $20.375       [_] $21.000       [_] $21.675
  [_] $19.250     [_] $19.875       [_] $20.500       [_] $21.125       [_] $21.750
  [_] $19.375     [_] $20.000       [_] $20.675       [_] $21.250       [_] $21.875
  [_] $19.500     [_] $20.125       [_] $20.750       [_] $21.375       [_] $22.000

                  TENDER OF DIVIDEND REINVESTMENT PLAN SHARES
                              (SEE INSTRUCTION 9)

   This section is to be completed ONLY if Shares held in the Company's Dividend Reinvestment Plan are to be tendered.

[_]By checking this box, the undersigned represents that the undersigned is a participant in the Company's Dividend Reinvestment Plan and hereby instructs the Depositary to tender on behalf of the undersigned the following number of Shares credited to the Dividend Reinvestment Plan account of the undersigned at the Purchase Price per Share indicated in the box entitled "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal:

                          Shares(/1/)
-------------------------------------------------------------------------------

(/1/)The undersigned understands and agrees that all Shares held in the Dividend Reinvestment Plan account(s) of the undersigned will be tendered if the above box is checked and the space above is left blank.

[_] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 16.

Number of Shares represented by the lost or destroyed certificates:____________




    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 4, 6, 7 AND          (SEE INSTRUCTIONS 1, 4, 6, 7 AND
                11)                                       11)


   To be completed ONLY if certif-           To be completed ONLY if certif-
 icates for Shares not tendered or         icates for Shares not tendered or
 not purchased and/or any check            not purchased and/or any check
 for the aggregate Purchase Price          for the Purchase Price of Shares
 of Shares purchased are to be is-         purchased, issued in the name of
 sued in the name of someone other         the undersigned, are to be mailed
 than the undersigned.                     to someone other than the under-
                                           signed or to the undersigned at
                                           an address other than that shown
                                           above.

Issue:  [_]  Check to:                     Mail:  [_]  Check to:
        [_]  Certificates to:                     [_]  Certificates to:

 Name(s)___________________________        Name(s)___________________________
           (PLEASE PRINT)                              (PLEASE PRINT)

 Address___________________________        Address___________________________

 __________________________________        __________________________________
             (ZIP CODE)                                (ZIP CODE)

 __________________________________
    (TAXPAYER IDENTIFICATION OR
      SOCIAL SECURITY NUMBER)



                               PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL STOCKHOLDERS)
         (PLEASE COMPLETE AND RETURN THE ENCLOSED SUBSTITUTE FORM W-9)

   (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
                           SIGNATURE(S) OF OWNER(S)
 Dated: __________________,1996
 Name(s): ___________________________________________________________________
                                (PLEASE PRINT)
 Capacity (full title): _____________________________________________________
 Address: ___________________________________________________________________
                              (INCLUDE ZIP CODE)
 Area Code(s) and Telephone Number(s): ______________________________________

                           GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 1 AND 6)
 Name of Firm: ______________________________________________________________
 Authorized Signature: ______________________________________________________
 Name: ______________________________________________________________________
                                (PLEASE PRINT)
 Title: _____________________________________________________________________
 Address: ___________________________________________________________________
                              (INCLUDE ZIP CODE)
 Area Code and Telephone Number: ____________________________________________
 Dated: _________________, 1996

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

    (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

    (b) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch or agency in the United States (each such entity, an "Eligible Institution").

  In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if certificates for Shares are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Shares is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase). DELIVERY OF DOCUMENTS TO ONE OF THE BOOK-ENTRY TRANSFER FACILITIES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  Stockholders whose certificates are not immediately available or who cannot deliver certificates for their Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any such case, tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, certificates for all physically tendered Shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile of it) and all other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in
Section 3 of the Offer to Purchase.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

  THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

  The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender.

  3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

  4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered," in the box captioned "Description of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares (including any Shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered.

  5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be properly tendered, the stockholder MUST check the box indicating the price per Share at which such holder is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A stockholder wishing to tender portions of such holder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such holder wishes to tender each such portion of such holder's Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

  6. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

  (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

  (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

  (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles of it) as there are different registrations of certificates.

  (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or their certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

  (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

  7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

    (a) payment of the aggregate Purchase Price for Shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s);

    (b) Shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

    (c) tendered certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such aggregate Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

  8. ODD LOTS. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares properly tendered by any stockholder who owned beneficially or of record, as of the close of business on October 4, 1996 and as of the Expiration Date, an aggregate of fewer than 100 Shares, and who tenders all of such holder's Shares at or below the Purchase Price (an "Odd Lot Holder"). This preference will not be available unless the box captioned "Odd Lots" is completed.

  9. DIVIDEND REINVESTMENT PLAN. If a tendering stockholder desires to have tendered pursuant to the Offer Shares credited to the stockholder's account under the Company's Dividend Reinvestment Plan (the "Dividend Reinvestment Plan"), the box captioned "Tender of Dividend Reinvestment Plan Shares" should be completed. A participant in the Dividend Reinvestment Plan may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all Shares credited to the stockholder's account under the Dividend Reinvestment Plan at the lowest of the prices specified in such Letters of Transmittal.

  If a stockholder authorizes a tender of Shares held in the Dividend Reinvestment Plan, all such Shares credited to such stockholder's account(s), including fractional Shares, will be tendered, unless otherwise specified in the appropriate space in the box captioned "Tender of Dividend Reinvestment Plan Shares." In the event that the box captioned "Tender of Dividend Reinvestment Plan Shares" is not completed, no Shares held in the tendering stockholder's account will be tendered. See Section 3 of the Offer to Purchase for a further explanation of the procedures for tendering and consequences of tendering Dividend Reinvestment Plan Shares. If a participant tenders all of such participant's Dividend Reinvestment Plan Shares and all such Shares are purchased by the Company pursuant to the Offer, such tender will be deemed to be authorization and written notice to Boatmen's Trust Company of termination of such participant's participation in the Dividend Reinvestment Plan.

  10. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the Purchase Price for the Shares purchased. See Sections 1 and 13 of the Offer to Purchase.

  11. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

  12. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender with respect to any particular Shares or any particular stockholder, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured by the tendering stockholder or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

  13. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank or trust company.

  14. FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides his or her taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign stockholders (in addition to foreign corporations)) are not subject to these backup withholding and reporting requirements. In order for a foreign stockholder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. Such statements can be obtained from the Depositary.

  15. WITHHOLDING ON FOREIGN STOCKHOLDERS. Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or his agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States,
(ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly completed and executed IRS Form 4224. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 13 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Foreign stockholders are urged to consult their own tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

  16. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares so lost, destroyed or stolen. The stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

  IMPORTANT: This Letter of Transmittal or a facsimile hereof (together with certificates for the Shares being tendered and all other required documents), or a Notice of Guaranteed Delivery must be received prior to 12:00 Midnight, New York City time, on the Expiration Date. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

                     PAYER'S NAME: BOATMEN'S TRUST COMPANY

                       PART 1: PLEASE PROVIDE
                       YOUR TIN IN THE BOX AT
                       RIGHT AND CERTIFY BY
                       SIGNING AND DATING BELOW.
                       For individuals, this is
                       your social security
                       number (SSN). For other
                       entities, this is your
                       employer identification
                       number (EIN). For sole
                       proprietorships, either
                       your SSN or EIN may be
                       used.

                                                    ---------------------

 SUBSTITUTE                                           Social Security Number

 FORM W-9
                                                    OR __________________

                                                          Employer
                                                       Identification
                                                           Number
 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)
                       PART 2: For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

                      ---------------------------------------------------------
                       PART 3: Awaiting TIN [_]
                      ---------------------------------------------------------
                       CERTIFICATION--Under the penalties of perjury, I certify that (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS center or Social
                       Security Administration office or (b) I intend to mail or deliver an application in the near future and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding;
                       or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or
                       (c) the IRS has notified me that I am no longer subject to backup withholding. Certification instructions--You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

                       SIGNATURE _________________________________________

                       DATE ______________________________________________

                       NAME ______________________________________________
                                          (PLEASE PRINT)

                       ADDRESS ___________________________________________
                       ___________________________________________________
                                        (INCLUDE ZIP CODE)

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.



                                      SIGN
                                       --
                                      HERE

                    The Information Agent for the Offer is:

                           MacKenzie Partners, Inc.
                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)

                                       or

                         Call Toll-Free (800) 322-2885

                      The Dealer Manager for the Offer is:

                                CS FIRST BOSTON
                               Park Avenue Plaza
                              55 East 52nd Street
                            New York, New York 10055
                                 (800) 881-8320

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.-- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------        -----------------------------------


                            GIVE THE
                            SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:   NUMBER OF--
--------------------------------------------
1. Individual               The individual
2. Two or more individuals  The actual owner
   (joint account)          of the account
                            or, if combined
                            funds, the first
                            individual on
                            the account(1)
3. Custodian account of a   The minor(2)
   minor (Uniform Gift to
   Minors Act)
4.a. The usual revocable    The grantor-
   savings trust (grantor   trustee(1)
   is also trustee)
b. The so-called trust      The actual
   account that is not a    owner(1)
   legal or valid trust
   under state law
5. Sole proprietorship      The owner(3)
--------------------------------------------

                            GIVE THE EMPLOYER
                            IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:   NUMBER OF--
                                           --
 6. Sole proprietorship     The owner(3)
 7. A valid trust, estate,  The legal
    or pension trust        entity(4)
 8. Corporate               The corporation
 9. Association, club,      The organization
    religious, charitable,
    educational or other
    tax-exempt
    organization
10. Partnership             The partnership
11. A broker or registered  The broker or
    nominee                 nominee
12. Account with the        The public
    Department of           entity
    Agriculture in the
    name of a public
    entity (such as a
    state or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments
                                           --

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Show your individual name. You may also enter your business name. You may use your social security number or employer identification number.
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    PAGE 2
HOW TO OBTAIN A NUMBER
If you do not have a taxpayer identification number ("TIN"), apply for one im-mediately. To apply, obtain Form SS-5, Application for a Social Security Num-ber Card (for individuals), from your local office of the Social Security Ad-ministration, or Form SS-4, Application for Employer Identification Number (for business and other entities), at your local IRS office.

  To complete Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part I, sign and date the form, and give it to the re-quester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester. For reportable interest or divided payments, the payer must exercise one of the following options concerning backup withholding during this 60-day period. Under option (1), a payer must backup withhold on any withdrawals you make from your account after 7 business days after the re-quester receives this form back from you. Under option (2), the payer must backup withhold on any reportable interest or dividend payments made to your account, regardless of whether you make any withdrawals. The backup withhold-ing under option (2) must begin no later than 7 business days after the re-quester receives this form back. Under option (2), the payer is required to refund the amounts withheld if your certified TIN is received within the 60-day period and you were not subject to backup withholding during that period.

NOTE: Writing "Applied for" on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.

  AS SOON AS YOU RECEIVE YOUR TIN, COMPLETE ANOTHER FORM W-9, INCLUDE YOUR TIN, SIGN AND DATE THE FORM, AND GIVE IT TO THE REQUESTER.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
  The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advis-ers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under Sections 6041 and 6041A of the Internal Revenue Code of 1986, as amended,* are generally exempt from backup withholding only if made to pay-ees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such serv-ices is not exempt from backup withholding or information reporting. Only pay-ees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.
 1. A corporation.
 2. An organization exempt from tax under section 501(a), or an individual retirement arrangement (IRA) or custodial account under Section
    403(b)(7).
 3. The United States or any of its agencies or instrumentalities.
 4. A state, the District of Columbia, a possession of the United States, or any political subdivisions or instrumentalities.
 5. A foreign government, or any of its political subdivisions, agencies or instrumentalities.
 6. An international organization or any of its agencies or instrumentali-ties.
 7. A foreign central bank of issue.
 8. A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
 9. A futures commission merchant registered with the Commodity Futures Trad-ing Commission.
 10. A real estate investment trust.
 11. An entity registered at all times during the tax year under the Invest-ment Company Act of 1940.
 12. A common trust fund operated by a bank under Section 584(a).
 13. A financial institution.
 14. A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secre-taries, Inc., Nominee List.
 15. A trust exempt from tax under Section 664 or described in Section 4947.

 Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
 . Payments to nonresident aliens subject to withholding under Section 1441.
 . Payments to partnerships not engaged in a trade or business in the U.S.
   and which have at least one nonresident partner.
 . Payments of patronage dividends not paid in money.
 . Payments made by certain foreign organizations.

 Payments of interest not generally subject to backup withholding include the following:
 . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not pro-vided your correct TIN to the payer.
 . Payments of tax-exempt interest (including exempt-interest dividends under section 852).
 . Payments described in section 6049(b)(5) to non-resident aliens.
 . Payments on tax-free covenant bonds under section 1451.
 . Payments made by certain foreign organizations.
 . Mortgage interest paid by you.
Exempt payees described above should file Form W-9 to avoid erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE "EXEMPT" IN THE BLOCK IN PART II ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

  Payments that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

PRIVACY ACT NOTICE.--Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report dividends, interest and certain other income paid to

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    PAGE 3
you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TIN.--If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure un-less your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certi-fications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.
--------
* Unless otherwise indicated, all section references herein are to the Inter-nal Revenue Code of 1986, as amended.